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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Forrester Research, Inc. (the "Company"), does hereby certify that to the undersigned's knowledge:

      1) the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) the information contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ George F. Colony
                                    ----------------------------------
                                    George F. Colony
                                    Chairman of the Board of Directors
                                    and Chief Executive Officer

Dated: November 14, 2003

A signed original of this written statement required by Section 906 has been provided to Forrester Research, Inc. and will be retained by Forrester Research, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.